                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                             760,854.71
        Available Funds:
               Contract Payments due and received in this period                                                     6,006,761.89
               Contract Payments due in prior period(s) and received in this period                                    670,423.79
               Contract Payments received in this period for next period                                               124,274.48
               Sales, Use and Property Tax, Maintenance, Late Charges                                                  194,442.47
               Prepayment Amounts related to early termination in this period                                        6,667,978.99
               Servicer Advance                                                                                        769,232.34
               Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
               Transfer from Reserve Account                                                                             6,279.07
               Interest earned on Collection Account                                                                     4,389.52
               Interest earned on Affiliated Account                                                                       671.78
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                   0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                   contract < Predecessor contract)                                                                          0.00
               Amounts paid under insurance policies                                                                         0.00
               Any other amounts                                                                                             0.00

                                                                                                                    -------------
        Total Available Funds                                                                                       15,205,309.04
        Less: Amounts to be Retained in Collection Account                                                             609,312.15
                                                                                                                    -------------
        AMOUNT TO BE DISTRIBUTED                                                                                    14,595,996.89
                                                                                                                    =============

        DISTRIBUTION OF FUNDS:
               1.   To Trustee - Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                         670,423.79
               3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                   0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                               0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                      11,304,409.65
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                         517,178.81
                        b) Class B Principal and Interest                                                              201,415.39
                        c) Class C Principal and Interest                                                              404,773.88
                        d) Class D Principal and Interest                                                              271,259.49
                        e) Class E Principal and Interest                                                              355,299.78

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                  0.00
               5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 124,298.63
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                375,499.56
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)        6,279.07
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts         199,503.77
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                       165,655.07
                                                                                                                    -------------
        TOTAL FUNDS DISTRIBUTED                                                                                     14,595,996.89
                                                                                                                    =============

                                                                                                                    -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     609,312.15
                                                                                                                    =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                   $6,443,748.69
         - Add Investment Earnings                                                                                       6,279.07
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
         - Less Distribution to Certificate Account                                                                      6,279.07
                                                                                                                    -------------
End of period balance                                                                                               $6,443,748.69
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $6,443,748.69
                                                                                                                    =============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                       Pool A                                    185,526,405.25
                       Pool B                                     47,717,620.26
                                                                ---------------
                                                                                       233,244,025.51

Class A Overdue Interest, if any                                           0.00
Class A Monthly Interest - Pool A                                    641,615.73
Class A Monthly Interest - Pool B                                    165,024.36

Class A Overdue Principal, if any                                          0.00
Class A Monthly Principal - Pool A                                 9,151,564.50
Class A Monthly Principal - Pool B                                 1,863,383.87
                                                                ---------------
                                                                                        11,014,948.37

Ending Principal Balance of the Class A Notes
                       Pool A                                    176,374,840.75
                       Pool B                                     45,854,236.39
                                                                ---------------        --------------
                                                                                       222,229,077.14
                                                                                       ==============

---------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                  Ending Principal
Original Face $378,036,000                    Original Face $378,036,000                 Balance Factor
        $  2.133765                                 $  29.137300                            58.785163%
---------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                       Class A1                                            0.00
                       Class A2                                            0.00
                       Class A3                                   98,708,025.51
                       Class A4                                  134,536,000.00
                                                                ---------------
                                                                                       233,244,025.51
Class A Monthly Interest
                       Class A1 (Actual Number Days/360)                   0.00
                       Class A2                                            0.00
                       Class A3                                      289,461.28
                       Class A4                                      517,178.81
                                                                ---------------

Class A Monthly Principal
                       Class A1                                            0.00
                       Class A2                                            0.00
                       Class A3                                   11,014,948.37
                       Class A4                                            0.00
                                                                ---------------
                                                                                        11,014,948.37

Ending Principal Balance of the Class A Notes
                       Class A1                                            0.00
                       Class A2                                            0.00
                       Class A3                                   87,693,077.14
                       Class A4                                  134,536,000.00
                                                                ---------------        --------------
                                                                                       222,229,077.14
                                                                                       ==============

Class A1

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                    Ending Principal
Original Face $122,000,000                    Original Face $122,000,000                   Balance Factor
        $  2.372633                                $  90.286462                               71.879571%
--------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                       Pool A                                      3,160,519.23
                       Pool B                                        812,889.43
                                                                ---------------
                                                                                         3,973,408.66

Class B Overdue Interest, if any                                           0.00
Class B Monthly Interest - Pool A                                     10,953.83
Class B Monthly Interest - Pool B                                      2,817.34
Class B Overdue Principal, if any                                          0.00
Class B Monthly Principal - Pool A                                   155,900.70
Class B Monthly Principal - Pool B                                    31,743.52
                                                                ---------------
                                                                                           187,644.22

Ending Principal Balance of the Class B Notes
                       Pool A                                      3,004,618.53
                       Pool B                                        781,145.91
                                                                ---------------        --------------
                                                                                         3,785,764.44
                                                                                       ==============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $6,440,000                 Original Face $6,440,000                          Balance Factor
      $  2.138380                              $  29.137301                                   58.785162%
-----------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                       Pool A                                      6,325,946.11
                       Pool B                                      1,627,041.16
                                                                ---------------
                                                                                         7,952,987.27

Class C Overdue Interest, if any                                           0.00
Class C Monthly Interest - Pool A                                     23,221.49
Class C Monthly Interest - Pool B                                      5,972.60
Class C Overdue Principal, if any                                          0.00
Class C Monthly Principal - Pool A                                   312,043.47
Class C Monthly Principal - Pool B                                    63,536.32
                                                                ---------------
                                                                                           375,579.79

Ending Principal Balance of the Class C Notes
                       Pool A                                      6,013,902.64
                       Pool B                                      1,563,504.84
                                                                ---------------        --------------
                                                                                         7,577,407.48
                                                                                       ==============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $12,890,000                Original Face $12,890,000                         Balance Factor
      $  2.264863                              $  29.137299                                   58.785163%
-----------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                       Pool A                                      4,215,661.55
                       Pool B                                      1,084,273.35
                                                                ---------------
                                                                                         5,299,934.90

Class D Overdue Interest, if any                                           0.00
Class D Monthly Interest - Pool A                                     16,679.97
Class D Monthly Interest - Pool B                                      4,290.11
Class D Overdue Principal, if any                                          0.00
Class D Monthly Principal - Pool A                                   207,948.29
Class D Monthly Principal - Pool B                                    42,341.12
                                                                ---------------
                                                                                           250,289.41

Ending Principal Balance of the Class D Notes
                       Pool A                                      4,007,713.26
                       Pool B                                      1,041,932.23
                                                                ---------------        --------------
                                                                                         5,049,645.49
                                                                                       ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                   Ending Principal
Original Face $8,590,000                 Original Face $8,590,000                    Balance Factor
      $ 2.441220                               $  29.137300                             58.785163%
--------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                       Pool A                                      5,270,803.82
                       Pool B                                      1,355,657.25
                                                                ---------------
                                                                                         6,626,461.07

Class E Overdue Interest, if any                                           0.00
Class E Monthly Interest - Pool A                                     33,698.01
Class E Monthly Interest - Pool B                                      8,667.17
Class E Overdue Principal, if any                                          0.00
Class E Monthly Principal - Pool A                                   259,995.88
Class E Monthly Principal - Pool B                                    52,938.72
                                                                ---------------
                                                                                           312,934.60

Ending Principal Balance of the Class E Notes
                       Pool A                                      5,010,807.94
                       Pool B                                      1,302,718.53
                                                                ---------------        --------------
                                                                                         6,313,526.47
                                                                                       ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                   Ending Principal
Original Face $10,740,000                Original Face $10,740,000                   Balance Factor
      $  3.944616                              $  29.137300                             58.785163%
--------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                       Pool A                                      6,324,594.64
                       Pool B                                      1,626,693.56
                                                                ---------------
                                                                                         7,951,288.20

Residual Interest - Pool A                                            96,255.11
Residual Interest - Pool B                                            28,043.52
Residual Principal - Pool A                                          311,976.81
Residual Principal - Pool B                                           63,522.75
                                                                ---------------
                                                                                           375,499.56

Ending Residual Principal Balance
                       Pool A                                      6,012,617.83
                       Pool B                                      1,563,170.81
                                                                ---------------        --------------
                                                                                         7,575,788.64
                                                                                       ==============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                           165,655.07
- Servicer Advances reimbursement                                                          670,423.79
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                          199,503.77
                                                                                       --------------
Total amounts due to Servicer                                                            1,035,582.63
                                                                                       ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                             210,823,930.58

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                         10,399,429.65

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        --------------
          ending of the related Collection Period                                                                200,424,500.93
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                         4,083,490.17

          - Principal portion of Prepayment Amounts                                               6,315,939.48

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                    0.00

                                                                                                 -------------
                              Total Decline in Aggregate Discounted Contract Balance             10,399,429.65
                                                                                                 =============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              54,224,174.97

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                          2,117,466.31

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        --------------
          ending of the related Collection Period                                                                 52,106,708.66
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                         1,600,625.22

          - Principal portion of Prepayment Amounts                                                 516,841.09

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during

              Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                    0.00
                                                                                                 -------------
                                   Total Decline in Aggregate Discounted Contract Balance         2,117,466.31
                                                                                                 =============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                252,531,209.59
                                                                                                                 ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                   Predecessor
                                                                       Discounted             Predecessor          Discounted
Lease #         Lessee Name                                          Present Value              Lease #           Present Value
-------------------------------------------------                    -------------            -----------        --------------
3092-701        RADIOLOGY SPECIALISTS, LTD                           $ 1,285,497.56            3083-701          $   619,156.09
1026-005        THE HIT FACTORY, INC                                 $ 3,940,729.70            2706-201          $    81,139.77
3729-001        MEADOWBROOK PET ASSOC                                $ 1,587,776.40            2706-203          $   173,283.13
3729-002        MEADOWBROOK PET ASSOC                                $   274,210.76            2706-204          $    69,644.93
                CASH                                                 $   134,588.62            2706-205          $   564,127.48
                                                                                               2706-206          $   150,000.35
                                                                                               2706-208          $   272,302.96
                                                                                               2706-209          $   445,577.17
                                                                                               2706-210          $    51,850.10
                                                                                               2714-201          $   647,026.56
                                                                                               2714-202          $   561,533.95
                                                                                               3020-001          $ 2,920,819.08
2140-502        THE HIT FACTORY OF FLORIDA                           $ 1,662,459.55            2046-203          $   390,131.10
                CASH                                                     $45,960.10            2716-201          $ 1,047,478.02
                                                                                               2716-202          $   270,810.53
                                                                     --------------                              --------------
                                                         Totals:     $ 8,931,222.69                              $ 8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $   8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                                              $ 323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) >(b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES              NO  X
                                                                                              -------          -------

POOL B

                                                                                                                   Predecessor
                                                                       Discounted             Predecessor          Discounted
Lease #         Lessee Name                                          Present Value              Lease #           Present Value
-------         -----------                                          -------------            -----------        --------------
                NONE

                                                                     -------------                               --------------
                                                         Totals:             $0.00                                        $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                              $ 105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) >(b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES              NO  X
                                                                                              -------          -------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                                      Discounted              Predecessor          Discounted
 Lease #                      Lessee Name                            Present Value              Lease #           Present Value
--------        ---------------------------------------             --------------            -----------        --------------
3694-002        Community Radiology of Virginia, Inc.               $ 3,261,116.93               2771-001        $ 3,215,821.21
3718-002        USD Dayton, Inc. and USD Dayton Holding             $   758,012.82               2973-003        $   180,086.79
3718-003        USD Dayton, Inc. and USD Dayton Holding             $ 2,385,619.17               3042-701        $   496,910.77
                                                                                                 3042-702        $   496,545.09
                                                                                                 3042-703        $   568,430.94
                                                                                                 2696-001        $   229,571.22
                                                                                                 1789-003        $   245,541.19
                                                                                                 2973-001        $   545,805.09
                                                                                              2003385-004        $   228,502.25
                                                                                              2008553-001        $    27,358.62
                                                                                              2009504-003        $    15,700.20
                                                                    --------------                               --------------
                                                         Totals:    $ 6,404,748.92                               $ 6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                                              $ 323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) >(b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES              NO  X
                                                                                              -------          -------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                   Predecessor
                                                                       Discounted             Predecessor          Discounted
Lease #                    Lessee Name                               Present Value              Lease #           Present Value
-------         ---------------------------------                    -------------            -----------        --------------
                None

                                                                     -------------                               --------------
                                                         Totals:             $0.00                                        $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                              $ 105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES              NO  X
                                                                                              -------          -------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
         This Month                                 9,547,856.44      This Month                         252,531,209.59
         1 Month Prior                              5,790,933.17      1 Month Prior                      265,048,105.55
         2 Months Prior                             6,584,090.76      2 Months Prior                     271,922,260.39

         Total                                     21,922,880.37      Total                              789,501,575.53

         a) 3 MONTH AVERAGE                         7,307,626.79      b) 3 MONTH AVERAGE                 263,167,191.84

         c) a/b                                             2.78%

2.       Does a Delinquency Condition Exist (1c > 6% )?                                 Yes                 No    X
                                                                                           -------             -------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                          Yes                 No    X
                                                                                           -------             -------
         B. An Indenture Event of Default has occurred and
             is then continuing?                                                        Yes                 No    X
                                                                                           -------             -------
4.       Has a Servicer Event of Default occurred?                                      Yes                 No    X
                                                                                           -------             -------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                               Yes                 No    X
                                                                                           -------             -------
         B. Bankruptcy, insolvency, reorganization;
            default/ violation of any covenant or
            obligation not remedied within 90 days?                                     Yes                 No    X
                                                                                           -------             -------
         C. As of any Determination date, the sum of all
            defaulted contracts since the Closing date
            exceeds 6% of the ADCB on the Closing Date?                                 Yes                 No    X
                                                                                           -------             -------

6.       Aggregate Discounted Contract Balance at Closing Date            Balance       $ 429,583,246.18
                                                                                        ----------------

DELINQUENT LEASE SUMMARY

Days Past Due                 Current Pool Balance                 # Leases
-------------                 --------------------                 --------
 31 -  60                        14,404,707.73                         28
 61 -  90                         1,521,482.53                         13
 91 - 180                         9,547,856.44                         19

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization